                                                                  Exhibit 99(b)

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR

                         HANGER ORTHOPEDIC GROUP, INC.

  This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Hanger Orthopedic Group, Inc., (the "Company") made pursuant to the Prospectus, dated September , 1999 (the "Prospectus"), if certificates or the outstanding 11 1/4% Senior Subordinated Notes due 2009 of the Company (the "Old Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach U.S. Bank Trust Nationial Association, as exchange agent (the "Exchange Agent") prior to 5:00 P.M., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.


       Delivery To: U.S. BANK TRUST NATIONAL ASSOCIATION, EXCHANGE AGENT



               By Mail:                         By Overnight Courier:
-------------------------------------------------------------------------------


                                        U.S. Bank Trust National Association
 U.S. Bank Trust National Association           180 East Fifth Street
         180 East Fifth Street                   St. Paul, MN 55101
          St. Paul, MN 55101               Attn: Specialized Finance Dept.
    Attn: Specialized Finance Dept.



 By Hand: in New York (as Drop Agent)           By Hand: in St. Paul
-------------------------------------------------------------------------------


                                        U.S. Bank Trust National Association
 U.S. Bank Trust National Association        4th Floor Bond Drop Window
      100 Wall Street, Suite 200         180 East Fifth Street St. Paul, MN
          New York, NY 10005                            55101
    Attn: Specialized Finance Dept.

                             For Information Call:
                                (800) 934-6802

                          By Facsimile Transmission:
                       (for Eligible Institutions Only)
                                (651) 244-1537

                   Attention: Specialized Finance Department

                             Confirm by Telephone:
                                (651) 244-5011

  Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

Ladies and Gentlemen:

  Upon the terms set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.



 Principal Amount of Old Notes
 Tendered:*

                                         If Old Notes will be delivered by
 $__________________________________     book-entry transfer to The
 Certificate Nos. (if available):        Depository Trust Copmpany, provide
                                         account number.



 Total Principal Amount Represented
 by Old Notes Certificate(s):



                                         Account Number: ___________________

 $__________________________________

  All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.


                               PLEASE SIGN HERE


                     X ___________________________________

                     X ___________________________________
                       Signature(s) of Owner(s) Date of
                             Authorized Signatory

            Area Code and Telephone Number: ______________________


  Must be signed by the holder(s) of Old Notes as their name(s) appear on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                     PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
      _______________________________________________________________

      _______________________________________________________________

      _______________________________________________________________

Capacity:
      _______________________________________________________________

Address(es):
      _______________________________________________________________

      _______________________________________________________________

      _______________________________________________________________

                                   GUARANTEE
                   (Not to be Used for Signature Guarantee)

  The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the securities Transfer Agents Medallion on Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Expiration Date.


                                 ------------
   *Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

  ---------------------------------       ---------------------------------
            Name of Firm                        Authorized Signature


  ---------------------------------       ---------------------------------
               Address


                                          Name ____________________________
  ---------------------------------            (Please Type or Print)
              Zip Code


                                          Dated: __________________________
  Area Code and Tel. No.___________


 NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER
                                OF TRANSMITTAL.